UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2016

Eagle Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

7830 Old Georgetown Road, Third Floor, Bethesda, Maryland  20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  301.986.1800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.             Changes in Registrant’s Certifying Accountant

(i)            Stegman & Company (“Stegman”), the independent registered public accounting firm for Eagle Bancorp, Inc. (the “Company”), announced that effective June 1, 2016 substantially all directors and employees of Stegman have joined Dixon Hughes Goodman LLP (“DHG”). As a result, effective June 1, 2016 Stegman resigned as the Company’s independent registered public accounting firm.  The Audit Committee of the Company’s Board of Directors has engaged DHG to serve as the Company’s independent registered public accounting firm effective June 1, 2016.

(ii)           The reports of Stegman on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2015 and December 31, 2014, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)          During the Company’s fiscal years ended December 31, 2015 and 2014 and the subsequent interim period from January 1, 2016 to the date of this report, and in connection with the audit of the Company’s financial statements for such periods, , there were no disagreements between the Company and Stegman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stegman, would have caused Stegman to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s financial statements.

(iv)          During the Company’s fiscal years ended December 31, 2015 and 2014, and the subsequent interim period from January 1, 2016 to the date of this report, there were no reportable events as within the meaning of Item 304(a)(1)(v) of Regulation SK.

(v) During the Company’s fiscal years ended December 31, 2015 and 2014, and the subsequent interim period from January 1, 2016 to the date of this report, the Company did not consult with DHG regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The change in independent registered public accountants was approved by the Audit Committee of the Board of Directors.

(vi)          The Company has provided  Stegman with a copy of the disclosures in this report and has requested that Stegman furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Stegman agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16 to this report.

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits.

Number	Description
16.1	Letter, dated June 1, 2016 of Stegman & Company pursuant to Item 304(a)(3) of Regulation SK

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP, INC.

By:	/s/ Ronald D. Paul
Ronald D. Paul, President, Chief Executive Officer

Dated: June 1, 2016